SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 March 27, 2007
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                         Date of Earliest Reported Event

                              AMEN PROPERTIES, INC.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    000-22847
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                            (Commission File Number)

                                   54-1831588
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                        (IRS Employer Identification No.)

                         303 W. Wall Street, Suite 1700
                              Midland, Texas 79701
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               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
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              (Registrant's telephone number, including area code)

                                       NA
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          (Former Name or Former Address, if Changed Since Last Report)

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                    FORM 8-K

Item 1.01 - Entry into Material Definitive Agreement See discussion of agreements under Item 2.01 below.

Item 2.01 - Completion of Acquisition or Disposition of Assets

         As previously reported, on September 29, 2006, Amen Properties, Inc. through its wholly owned subsidiary Amen Delaware, LP (collectively, the "Company"), together with the other partners of TCTB Partners, Ltd. ("TCTB") sold 75% of their collective undivided interest in certain commercial real estate located in Midland, Texas (the "Properties"). TCTB continued to hold record title to the undivided 25% interest (18.01718% net interest) in the Properties (the "Remaining Interest") beneficially owned by the Company and the other selling partners, that was not included in the sale. After the sale, TCTB, the Company and the other selling partners and the buyers of the 75% interest (the "Buyers"), as all of the owners of the Properties, entered into a Management Agreement (the "Management Agreement") (Exhibit 10.1) with TCTB Management Group, LLC ("Management LLC") dated September 29, 2006 relating to the management of the Properties.

         TCTB, the Company and the other selling partners, the Buyers and affiliates of the Buyers have entered into a Contribution, Conveyance and Assumption Agreement dated as of March 19, 2007 (the "Contribution Agreement") (Exhibit 10.2), whereby the Company and others contributed the Remaining Interests, other property interests and cash to HPG Acquisition LLC ("HPG") in exchange for membership interests in HPG, all effective as of March 1, 2007. The Company's capital contribution to HPG consisted of all of the Company's interest in the Remaining Interests valued at $1,730,185 as of December 31, 2006, and $478,461 in cash, in exchange for which the Company received a 17.8045% membership interest in HPG. The Contribution Agreement provides that HPG has assumed all obligations and is entitled to all revenue from the Remaining Interests and the other contributed properties. The members of HPG have agreed in the Contribution Agreement to indemnify each other with respect to matters relating to the properties owned by HPG based upon such members' periods of ownership. The Company and the other members of HPG have also entered into the First Amended and Restated Company Agreement of HPG Acquisition, LLC dated March 19, 2007 (Exhibit 10.3), which governs the relative rights of the members of HPG and names Mr. Jon Morgan, the President of the Company, as the Managing Member of HPG.

         The Properties will continue to be managed by Management LLC under the Management Agreement. The other assets of HPG will also be managed by Management LLC. The ownership of Management LLC is the same as the ownership of HPG, and Mr. Morgan is the Managing Member of Management LLC.

Item 9.01 - Financial Statements and Exhibits

     (a)  Financial Statements - not applicable
     (b) Pro Forma Financial Information - not applicable as the effects of the conversion of the Company's joint venture interest to a partnership interest is fully reflected in the registrant's December 31, 2006 consolidated financial statements.
     (d)  Exhibits

          10.1 - Management Agreement (attached as an Exhibit to the Company's Form 8-K filed on October 5, 2006
          10.2 - Contribution, Conveyance and Assumption Agreement
          10.3 -  First   Amended  and   Restated   Company   Agreement  of  HPG
                  Acquisition, LLC


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMEN Properties, Inc.
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                                        (Registrant)


                                        By:/s/  Jon M Morgan
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Date: March 30, 2007                       Jon M Morgan, Chief Executive Officer
                                           (Signature)